Bingham McCutchen LLP

2020 K Street, NW

Washington, DC 20006

March 4, 2011

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	Legg Mason Partners Institutional Trust

(filing relates solely to Legg Mason Western Asset SMASh Series M Fund, Legg Mason Western Asset SMASh Series C Fund and Legg Mason Western Asset SMASh Series EC Fund (the “Funds”)) (File Nos. 33-49552 and 811-6740)

Ladies and Gentlemen:

On behalf of Legg Mason Partners Institutional Trust, a Maryland statutory trust (the “Trust”), we hereby certify pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the “1933 Act”), that the form of Prospectus and the Statement of Additional Information relating to the Funds, each a series of the Trust, that would have been filed by the Trust pursuant to Rule 497(c) under the 1933 Act upon the effectiveness of Post-Effective Amendment No. 67 to the registration statement for the Trust (the “Amendment”) relating to the Funds would not have differed from those contained in the Amendment. The Amendment, which was filed via the EDGAR system on February 23, 2011 and became effective on February 28, 2011, is the most recent amendment to the Trust’s registration statement.

Please call Nancy Persechino at (202) 373-6185 or Mana Behbin at (202) 373-6599 with any comments or questions relating to the filing.

Sincerely,

/s/ Nancy M. Persechino

Nancy M. Persechino